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                                                                   EXHIBIT 23.02

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Macrovision Corporation and Subsidiaries:


    We consent to the use of our report included in the registration statement on Form SB-2 and to the references to our firm under the headings "Selected Consolidated Financial Data," "Change in Independent Auditors," and "Experts" in the prospectus.



                                          /s/ KPGM Peat Marwick LLP



San Jose, California
February 27, 1997